Inventories	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
Inventories	INVENTORIES:
Inventories are comprised of the following:

	December 31
	2019	2020

Raw materials	$868.3	$956.2
Work in progress	77.1	71.5
Finished goods	46.8	63.8
	$992.2	$1,091.5

We record inventory provisions, net of valuation recoveries, in cost of sales. Inventory provisions reflect write-downs in the value of our inventory to net realizable value, and valuation recoveries primarily reflect realized gains on the disposition of previously written-down inventory. During 2020, we recorded net inventory provisions of $17.0, split approximately evenly between our CCS and ATS segments. During 2019, we recorded net inventory provisions of $4.1, comprised of new provisions (approximately two-thirds of which related to specified aged inventory in our ATS segment), partially offset by $5.8 of valuation recoveries (split relatively equally between our segments) recorded in Q4 2019. Our net inventory provisions for 2018 of $13.5 were primarily due to increases in our overall aged inventory levels as compared to 2017, more than half of which related to customers in our ATS segment, comprised of new provisions which were partially offset by $4.6 of valuation recoveries recorded in the fourth quarter of 2018. We regularly review the estimates and assumptions we use to value our inventory through analysis of historical performance, current conditions and future expectations.
    Certain of our contracts provide for customer cash deposits to cover our risk of excess and obsolete inventory and/or for working capital requirements. Such deposits as of December 31, 2020 totaled $174.7 (December 31, 2019 — $121.9), and were recorded in accrued and other current liabilities on our consolidated balance sheet.